SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

Deutsche Core Plus Income Fund
Effective August 1, 2017, the following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-heading of the “MANAGEMENT” section of the fund's summary prospectus.
Gregory M. Staples, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Thomas M. Farina, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2016.
Kelly L. Beam, CFA, Director. Portfolio Manager of the fund. Began managing the fund in 2017.

The following change will take effect on or about October 30, 2017:
Current Fund Name	New Fund Name
Deutsche Core Plus Income Fund	Deutsche Total Return Bond Fund
The following information replaces existing disclosure contained under the “MAIN INVESTMENTS” sub-section of the “PRINCIPAL INVESTMENT STRATEGY” section of the fund’s summary prospectus.
Under normal circumstances, the fund invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The fund invests mainly in US dollar-denominated fixed income securities, including corporate bonds, US government and agency bonds and mortgage- and asset-backed securities. The fund may also invest significantly in foreign investment grade fixed income securities, non-investment grade securities (high yield or junk bonds) of US and foreign issuers (including issuers in countries with new or emerging securities markets), or, to maintain liquidity, in cash or money market instruments.
Please Retain This Supplement for Future Reference

July 25, 2017
PROSTKR-889